Other Accounts Receivables (Tables)	12 Months Ended
Dec. 31, 2025
Other Accounts Receivables [Abstract]
Schedule of Other Accounts Receivables
	December 31,
	2025	2024
	U.S. Dollars in thousands
Prepaid expenses	$3,623	$3,847
Government authorities	1,043	894
Derivatives financial instruments mainly measured at fair value through other comprehensive income	197	49
Accrued other income	539	235
Other (1)	254	521
Total Other Accounts Receivables	$5,656	$5,546

(1)	The balance, as of December 31, 2025, and December 31, 2024, includes $247 thousand of a bank deposit which serves as collateral for an issued bank guarantee (refer to Note 18 for further details) and short-term lease in the $267 thousand as of December 31, 2024 that was classified to other accounts receivables (refer to Note 14 for further details)